UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2021
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MUFG Americas Holdings Corporation
(Exact name of registrant as specified in its charter)
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Delaware 001-15081 94-1234979
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

1251 Avenue of the Americas
New York, NY 10020
(Address of principal executive offices) (Zip Code)

Tel. (212) 782-6800
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

On September 21, 2021, MUFG Americas Holdings Corporation (the “Company”) and its ultimate parent corporation, Mitsubishi UFJ Financial Group, Inc. (“MUFG” and, together with the Company, “Sellers”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with U.S. Bancorp (“USB”). Upon the terms and subject to the conditions set forth in the Purchase Agreement, USB will purchase from the Company (the “Acquisition”) all the issued and outstanding shares of common stock of MUFG Union Bank, N.A., a national banking association (“Union Bank”), for a purchase price of approximately $8.0 billion, consisting of $5.5 billion in cash, subject to certain customary adjustments, and 44,374,155 shares of common stock of USB. The purchase price is based on the tangible book value of Union Bank at the closing of the Acquisition (the “Closing”) being equal to $6.25 billion.

USB is not acquiring Union Bank’s Global Corporate & Investment Bank business, certain middle and back office functions, and certain other assets and liabilities (including Intrepid Investment Bankers LLC and Union Bank of California Leasing, Inc.) (collectively, the “Excluded Assets and Liabilities”). Upon the terms and subject to the conditions set forth in the Purchase Agreement, prior to the Closing, Union Bank will transfer the Excluded Assets and Liabilities to Sellers and their affiliates. For the avoidance of doubt, the Company is retaining its subsidiaries other than Union Bank, including MUFG Securities Americas Inc.

After the Closing, at a time to be specified by USB, USB will merge Union Bank with and into U.S. Bank National Association, a wholly owned subsidiary of USB (“U.S. Bank”), with U.S. Bank continuing as the surviving entity.

The completion of the Acquisition is subject to certain conditions, including, among others, (1) the receipt of required governmental approvals and/or the expiration of certain waiting periods, including approvals from the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency (the “OCC”), the Federal Deposit Insurance Corporation, the Japanese Financial Services Agency and the Financial Industry Regulatory Authority, (2) the absence of any injunction or other legal prohibition on the completion of the Acquisition, (3) the accuracy of the representations and warranties of the other party (generally subject to a material adverse effect standard), (4) material compliance by the other party with its obligations under the Purchase Agreement, (5) the completion of the transfer of the Excluded Assets and Liabilities to Sellers and their affiliates and (6) the payment of a special dividend by Union Bank to the Company resulting in the tangible book value of Union Bank at the Closing being no less than $6.25 billion and no more than $11.25 billion. Union Bank will seek OCC approval for a special dividend that results in the tangible book value of Union Bank at the Closing being $6.25 billion. If approval for the dividend is limited so that there is excess capital over $6.25 billion (“Excess Capital”), then USB will deliver to the Company an amount equal to the Excess Capital by the fifth anniversary of the Closing in accordance with the terms of the Purchase Agreement. Union Bank is required to hold as of the Closing, cash and cash equivalents at least equal to the amount of any Excess Capital.

Under the Purchase Agreement, Sellers have agreed to take or refrain from taking certain actions, including, among others, (1) to cause Union Bank and its subsidiaries (other than certain excluded subsidiaries that will be transferred to Sellers prior to Closing), during the pre-closing period, to operate in the ordinary course of business and to not engage in certain types of transactions, with customary exceptions, including for response measures to the COVID-19 pandemic, (2) to use reasonable best efforts to obtain any necessary regulatory approvals, (3) subject to certain exceptions, for the two-year period following the Closing, to not (a) engage in any FDIC-insured branch-based or other retail banking, consumer lending or similar business, as currently conducted by Union Bank, in the United States (excluding any Japanese corporate business) or (b) solicit any customer of the commercial banking, real estate industries, business/small business banking, wealth management and consumer lending businesses, as currently conducted by Union Bank (excluding any private equity or Japanese corporate customers), and (4) subject to certain exceptions, to not solicit or hire (a) any employees of the commercial banking and real estate industries business lines of Union Bank who will remain employed as such immediately following the Closing for two years following the Closing or (b) any other Union Bank employee who will remain employed as such immediately following the Closing for one year following the Closing.

Under the Purchase Agreement, USB has agreed to take or refrain from taking certain actions, including, among others, (1) to use reasonable best efforts to obtain any necessary regulatory approvals and (2) subject to certain exceptions, to not solicit or hire certain employees retained by Sellers for one year following the Closing. Under the Purchase Agreement, Sellers and USB have agreed to provide to the other certain transition services after the Closing.

The Purchase Agreement contains customary representations and warranties of Sellers and USB. The Purchase Agreement also contains certain indemnification obligations of each party with respect to breaches of representations, warranties and covenants and certain other specified matters.

The Purchase Agreement contains certain termination rights for USB and Sellers, as the case may be, applicable upon, among other events, (i) the Acquisition having not been completed on or prior to September 30, 2022 (subject to extension to December 31, 2022, in certain circumstances) (the “Outside Date”), or (ii) a breach by the other party that is not cured within 45 days’ notice of such breach or is not capable of being cured by the Outside Date, which breach would result in the failure of the conditions to the terminating party’s obligations to complete the transactions contemplated by the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference. The Purchase Agreement and the above description of the Purchase Agreement have been included to provide investors and security holders with information regarding the terms of the Purchase Agreement. It is not intended to provide any other factual information about USB, Sellers or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties of each of USB and Sellers made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. In addition, such representations and warranties may apply standards of materiality in a way that is different from what may be viewed as material by security holders of, or other investors in, USB or Sellers. Moreover, the representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between USB and Sellers and not necessarily for establishing matters as fact, and information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Security holders and investors are not third-party beneficiaries under the Purchase Agreement. Accordingly, you should read the representations and warranties in the Purchase Agreement not in isolation but only in conjunction with the other information about USB and Sellers, or any of their respective subsidiaries or affiliates that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission, and you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of USB or Sellers, or any of their respective subsidiaries or affiliates.

Forward-Looking Statements

The following appears in accordance with the Private Securities Litigation Reform Act. This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “expect,” “target,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “potential,” “project,” “forecast,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might” or “may”. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: (i) the business of the Company, including Union Bank, going forward may not perform as we currently project or in a manner consistent with historical performance, including due to corrective action taken, and resources committed, to remediate the deficiencies identified in the consent order entered into by Union Bank and the OCC on September 20, 2021 (the “Consent Order”), and future compliance with the details of the Consent Order and the effect that the Consent Order, or non-compliance with the Consent Order, may have on the Company and the Company’s financial performance and results of operations; (ii) the anticipated benefits, including estimated cost savings, of the transaction may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events, including those that are outside of our control; (iii) the Acquisition of Union Bank by USB and the combination of Union Bank with U.S. Bank may be more difficult to achieve than anticipated or have unanticipated adverse results on the Company and Union Bank, including our existing businesses; (iv) completion of the transaction is dependent on the satisfaction of customary closing conditions, which cannot be assured; and (v) the timing of completion of the transaction is dependent on various factors that cannot be predicted with precision at this point. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the SEC, including the discussions under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in any subsequent filings with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above, in this Current Report on Form 8-K, or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial condition, results of operations and prospects. All forward-looking statements contained herein are based on information available at the time of this Current Report on Form 8-K, and the Company assumes no obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Number	Description	Method of Filing
2.1	Share Purchase Agreement, dated September 21, 2021*	Filed herewith

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

*The schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of the omitted schedules and similar attachments on a supplemental basis to the Securities and Exchange Commission or its staff, if requested.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MUFG AMERICAS HOLDINGS CORPORATION
Date: September 24, 2021	By:	/s/ MICHAEL F. COYNE
MICHAEL F. COYNE General Counsel

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